SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                    FORM 8-K

                                  CURRENT REPORT

   Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  December 7, 1999

                                 DEFINITION, LTD.
            (Exact Name of registrant as specified in its charter)

  Nevada	                        	0-20598	            		75-2293489
  ------                          -------               ----------
(State or Other 		              	(Commission		        	(IRS Employer
Jurisdiction of Incorporation)	  	File No.)	         		Identification No.)

         4625 West Nevso Drive, Suite 2, Las Vegas, NV		  	89103
         ---------------------------------------------     -----
          (Address of Principal/Executive Offices)		   		(Zip Code)

Registrant's telephone number, including area code:  702-257-2367

Index

Item 2.  Acquisition or Disposition of Assets............1
Item 7.  Financial Statements and Exhibits...............1


Item 2.  Acquisition or Disposition of Assets.

On November 17, 1999, Definition, Ltd. entered into an agreement with Turner Productions, Inc., William Turner, and Jan Orazio to sell its television station with call letters WINQ TV 19, West Palm Beach, Florida, effective June 30, 1999. A copy of the agreement is attached as Exhibit 2.

Item 7. Financial Statements and Exhibits

Financial Statements required by this item will be filed no later than 60 days after the date of the initial report on Form 8-K must be filed. The financial statements will be filed as part of the Company's annual form 10-KSB.

EXHIBITS

Exhibit 2.   Plan of Disposition of Assets.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Definition, Ltd.
_____________________________
/s/ Charles Kiefner, Chairman

Dated:    December 7, 1999



Exhibit 2.

                                  AGREEMENT

THIS AGREEMENT, made and entered into this 17TH day of November, 1999, by and between DEFINITION, LTD., INC., a Nevada corporation, with offices at 238 Wilshire Blvd., Suite 149, Casselberry, Florida 32707, (hereinafter called the "TRANSFEROR"), which owns a subsidiary corporation called DEFINITION TECHNOLOGIES, INC., a Texas corporation, with offices at 1334 South Killian Drive, Suite 3 and 4, Lake Park, Florida 33403, (also designated the "TRANSFEROR"), and TURNER PRODUCTIONS, INC., a Florida corporation, with offices at 2425 Presidential Way, Suite 1805, West Palm Beach, Florida 33401 (hereinafter called the "TRANSFEREE"), and WILLIAM TURNER, a natural person and a Florida resident, (hereinafter called "TRANSFEREE `X'"), and JAN ORAZIO, a natural person and a Florida resident, (hereinafter called "TRANSFEREE `Y'"), collectively called "ALL TRANSFEREES".


WHEREAS, TRANSFEROR owns and operates a low power television station with call letters WINQ TV 19 in West Palm Beach, Florida; and,

WHEREAS, TRANSFEROR owns and operates a production facility, transmitter, antenna, Lodestar Tower, microwave links, production facility equipment, and relevant air time for WINQ TV 19, West Palm Beach, and other related assets as listed on Exhibits A and B, attached hereto; and,

WHEREAS, TRANSFEROR wishes to transfer those certain assets listed on Exhibits A and B attached hereto (the "Assets"), to TRANSFEREE, TURNER PRODUCTIONS, INC., in repayment in full of certain loans and benefits valued at more than FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) made on behalf of TRANSFEREE by TRANSFEREE'S incorporator, William B. Turner, a natural person and a West
Palm Beach, Florida, resident; and,

WHEREAS, TRANSFEROR wishes to transfer certain stock described as FIFTY THOUSAND (50,000) SHARES OF DEFINITION, LTD., INC. COMMON STOCK with a par value of $0.001 cents per share to TRANSFEREE `X', as payment for services rendered to Transferor; and,

WHEREAS TRANSFEROR wishes to transfer certain stock described as ONE
HUNDRED THOUSAND (100,000) SHARES OF DEFINITION, LTD., INC. COMMON STOCK with a par value of $0.001 cents per share to TRANSFEREE `Y', as payment for services rendered; and,

WHEREAS, TRANSFEROR wishes to make said transfer, and has complete authority and title to do so, and ALL TRANSFEREES agree to accept said transfers of Assets and Stock,

NOW THEREFORE, for and in consideration of the premises and promises, covenants, and conditions hereinafter provided under this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the parties agree as follows:

1.  Recitals.  The above Recitals are true and correct.

2. Tangible Assets Being Transferred. TRANSFEROR warrants and represents that it owns the Assets, has good and marketable title to the Assets, free of all liens, mortgages, security interests, and any and all encumbrances whatsoever, and which not cause or suffer any liens, mortgages, security interests, or encumbrances to be put on the Assets. TRANSFEROR also warrants and represents that it has been duly and validly authorized to make, execute and perform this Agreement and said transfer to TRANSFEREE, as evidenced by
the corporate resolution attached hereto as Exhibit C.   Assets are to be
transferred in their "as is" condition, provided that the Assets are in good and working condition at closing. The parties hereby agree that the purchase value of the Assets is TWO HUNDRED THOUSAND DOLLARS ($200,000.00), together with additional consideration in the form of Stock.

a. No Information or Product Warranties. Transferor makes no representations or warranties concerning the completeness or accuracy of any information related to the Assets which may have been disclosed to All Transferees.
Such information is provided to All Transferees on an absolute "AS IS" basis. Without limiting the foregoing, Transferor makes no representations or warranties concerning i) the functionality or performance of the Assets,
ii) the existence, satisfaction or stability of a customer or prospect base of the Transferor, or iii) the prospective revenues, profits, or business to be derived by All Transferees from its use and ownership of the Assets or otherwise arising out of this Agreement.

b. Each party expressly disclaims all other warranties, express or implied, including without limitation any implied warranties or conditions of merchantability, fitness for a particular purpose or use or against infringement, or arising by statute, law or trade dealing or usage, all of which are expressly excluded, overridden and disclaimed.

c. In addition, Transferor makes no representations or warranties concerning the future revenue or other business benefits which may or may not be realized by All Transferees in connection with the transfer of the Assets or other transactions contemplated herein.

3.  Stock Being Transferred.   TRANSFEROR warrants and represents that it has
the right to issue the Stock described in the Recitals ( the "Stock"), and has full authority to make the transfers of the Stock described in the Recitals, as evidenced by its Corporate Certificate attached hereto as Exhibit D. TRANSFEROR agrees to issue to TRANSFEREE `X' in TRANSFEREE'S name, WILLIAM
B. TURNER, a total of FIFTY THOUSAND (50,000) shares of restricted common stock in Definition, Ltd., Inc., with a par value of $0.001 cents per share. TRANSFEROR agrees to issue to TRANSFEREE `Y' in TRANSFEREE'S name, JAN
ORAZIO, a total of ONE HUNDRED THOUSAND (100,000) shares of restricted common stock in Definition, Ltd., Inc., with a par value of $0.001 cents per share.

TRANSFEREE "X" and TRANSFEREE "Y" acknowledge that the Stock is restricted stock, as that term is defined in Rule 144 ("Rule 144") of the Securities Act of 1933 (the "Securities Act"), and that the minimum holding period for the Stock is one year from the date of transfer of the Stock from the issuer to the applicable Transferees. TRANSFEREE "X" and TRANSFEREE "Y" acknowledge that
a) each is accepting the Stock as payment for the Services previously rendered, and b) each is acquiring the Stock for his or her own respective accounts and not with a view to, or for sale in connection with any distribution thereof, and c) each has fully considered the business, investment, and other risks surrounding the acquiring of the Stock.

a. All Transferees acknowledge that the Transferor is under no obligation to register or seek an exemption under any Federal and/or State Securities Acts for any disposition or purchase of this Agreement and the underlying derivative securities, unless it must do so under the applicable Federal and/or State Securities laws.

b. All Transferees acknowledge that they have such knowledge and experience in financial and business matters, and are capable of evaluating the merits and risks of this Agreement, and of making an informed decision regarding
this Agreement and the underlying derivative securities.   All Transferees
agree to indemnify and hold harmless Transferor from and against any and all loss, damage or liability due to or arising out of a breach of any representation, warranty, or acknowledgment of All Transferees contained in this Agreement.

TRANSFEROR hereby represents, warrants and agrees to and with TRANSFEREE "X" and TRANSFEREE "Y" that:

i)	Upon Closing contemplated by this Agreement, and the performance by the TRANSFEREES of the obligations and conditions of this Agreement, the full purchase price or other consideration for the Stock to be paid by TRANSFEREE "X" and TRANSFEREE "Y" will have been paid in full; and

ii) TRANSFEROR will comply at all times with the requirements of Rule 144 in making available adequate current public information with respect to the TRANSFEROR within the meaning of Rule 144 and the Securities Exchange Act of 1934 (the "Exchange Act"), including, without limitation, promptly providing copies of such information to the TRANSFEREES upon their written request therefor; and, further agrees to use its best efforts to file with the Securities and Exchange Commission in a timely manner all reports and other documents required of the TRANSFEROR under the Securities Act and the Exchange Act; and

iii) Subject to applicable Federal and/or State Securities laws and Transferees providing such information as required by Counsel for Transferor, TRANSFEROR agrees that, on and after the Stock Exchange Date (as that term is hereinafter defined), TRANSFEROR will, upon the written request of either TRANSFEREE, issue a replacement Stock certificate, without a restrictive legend, upon the delivery to the TRANSFEROR of the original Stock certificate delivered to such TRANSFEREE at the Closing contemplated by this Agreement. "Stock Exchange Date" as used herein means: a) in connection with a proposed sale of the Stock which is in compliance with the requirements of Rule 144, that date which is one year from the date of delivery of the Stock to TRANSFEREE "X" or TRANSFEREE "Y", as applicable; and b) otherwise, that date which is two years from the date of delivery of the Stock to TRANSFEREE "X" or TRANSFEREE "Y", as applicable; and

iv) TRANSFEROR agrees to cooperate with the TRANSFEREES in connection with any sales of the Stock after the Stock Exchange Date.

4. Rights to Air Time. TRANSFEROR agrees to execute all necessary and required documents and governmental permits or whatever else is required to effectuate the transfer and/or assignment of any Relevant Air Time which is currently available to WINQ TV 19, Definition, Ltd., Inc., or Definition Technologies, Inc., to TRANSFEREE, TURNER PRODUCTIONS, INC.

5.  Indemnification of ALL TRANSFEREES.   ALL TRANSFEREES are not subject
to any liabilities incurred by or caused by TRANSFEROR, either prior to or subsequent to closing of this contemplated transfer, except in connection
with prior services rendered to Definition Technologies, Inc.   TRANSFEROR
covenants and agrees to save, defend, indemnify and hold harmless ALL TRANSFEREES from any damages, loss, injury of any kind, or expense including attorneys fees, as a result of any and all actions, suits, claims, or legal, administrative, arbitration, governmental or other proceedings or investigations or any and all claims by creditors of TRANSFEROR or any governmental entity, either prior to, and/or surviving closing of this transfer.

6. Satisfaction of All Claims. Upon said transfer of Assets and Stock to ALL TRANSFEREES, WILLIAM B. TURNER, personally, JAN ORAZIO, personally, and TURNER PRODUCTIONS, INC., shall deliver to TRANSFEROR a release, disclaimer and satisfaction of all obligations between the parties, excluding, however, claims relating to the obligations of TRANSFEROR under this Agreement.

7. Closing Date. Said transfer shall take place at the Law Office of Robin Roshkind, P.A., 515 N. Flagler Dr. Suite 300P, West Palm Beach, Florida 33401 on or before December 24, 1999.

8. Documents Due at Closing From TRANSFEROR. At Closing TRANSFEROR shall deliver to TRANSFEREES the following documents:

A. Corporate resolutions and Corporate Certificates authorizing the transfer of the Assets and the Stock;

B.  Stock Certificates issued in name of the TRANSFEREES;

C.  Assignment of rights to Relevant Air Time;

D. An opinion by Counsel for TRANSFEROR to state that the a) transactions contemplated by this Agreement have been duly authorized by the TRANSFEROR;
b) the documents being delivered at closing have been authorized by all appropriate corporate action of the TRANSFEROR; and c) the issuance of the Stock has been duly authorized by all appropriate corporate action and that the shares evidenced by the Stock certificates are fully paid and non-assessable, and upon delivery of the Stock to TRANSFEREES `X' and `Y', these TRANSFEREES will acquire the ownership rights to the Stock free of all adverse claims and dilution;

E. Original release from the TRANSFEROR, releasing the TRANSFEREE and TRANSFEREE "X" AND TRANSFEREE "Y" from any and all claims that the TRANSFEROR may have had against either party, excluding, however, claims relating to the obligations of ALL TRANSFEREES under this Agreement;

F. Executed Bill of Sale Absolute for the Assets containing a general warranty of title and transferring good and marketable title to each Asset to TRANSFEREE, such document to be in form and substance satisfactory to TRANSFEREE and TRANSFEREE'S Counsel; and,

G. Originals or copies of all warranties, instructions, manuals, and other documents in the possession of TRANSFEROR relating to any of the Assets.

9. Documents Due At Closing From TRANSFEREES. At Closing, TRANSFEREES shall deliver to TRANSFEROR the following documents:

A. Original Satisfaction from WILLIAM B. TURNER and JAN ORAZIO, evidencing the satisfaction and repayment in full of all Loans and Services.

B. Original Release from TRANSFEREE, releasing the TRANSFEROR from any claims that it may have had against TRANSFEROR, excluding, however, claims relating to the obligations of TRANSFEROR under this Agreement.

10. Further Assurances. After closing, the parties shall cooperate with each other, at their own costs, to execute and deliver such other instruments or information or take such other action as the requesting party may reasonably request to carry out the transfers and repayments contemplated herein.

11. No Violations. TRANSFEROR hereby represents and warrants that neither execution nor delivery of this Agreement nor the consummation of the provisions herein stated will constitute a violation of TRANSFEROR'S articles or bylaws; constitute a default under any contract, agreement, or instrument to which TRANSFEROR is a party or to which TRANSFEROR'S assets may be bound;
constitute a violation of any order, writ, statute, rule, or regulation by which TRANSFEROR may be bound; or in any negative way effect TRANSFEROR'S rights to said Assets and Relevant Air Time, and Stock to TRANSFEREES as contemplated in this Agreement.

12. Survival. All representations and warranties and indemnifications herein provided shall survive Closing and remain in full force and effect for the period prescribed in the applicable statutes of limitation in which the parties may bring an action against the party or parties for whose benefit the representation warranty, or indemnification was made.

13. Expenses. Each party shall bear the costs and attorneys fees incurred by it in the negotiating and carrying out this Agreement. Notwithstanding the foregoing, in the event that either party breaches any provision of this Agreement, the breaching party shall be responsible for all the costs and expenses including attorneys fees, incurred by the non breaching party enforcing its rights and benefits conferred by this Agreement.

14. Effective Date. The "Effective Date" for the transactions contemplated by this Agreement shall be as of June 30, 1999.

15. Real Property. This transaction does not include any transfer of real estate or rental leases which apply or may apply to the current premises where WINQ TV 19 is located.

16. Corporate names and intellectual property. TRANSFEROR and TRANSFEREES agree that TRANSFEROR has not transferred, and has not included as part of the Assets, and will maintain for its own exclusive use and ownership the corporate names of "Definition, Ltd., Inc." and "Definition Technologies, Inc." and their associated intellectual properties. However, TRANSFEROR acknowledges the transfer of all its current, local, telephone numbers and facsimile numbers, along with the call letters of WINQ TV 19 to TRANSFEREE, for TRANSFEREE"S exclusive use and possession hereinafter the date of execution of this Agreement.

17.  Miscellaneous Provisions.

A. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective heirs, successors, and personal representatives, and permitted assigns. No other person or entity is intended to benefit from or has any right to enforce any provision of this Agreement.

B. This Agreement shall be construed and interpreted in accordance with the laws of the State of Florida, without regard to choice of law principles.
The parties hereby submit to the jurisdiction of the Florida courts and Federal courts located in Palm Beach County in the event of legal proceedings to enforce provisions of this Agreement. The parties hereby waive any defense to any action on this Agreement in Florida courts and the Federal courts located in Florida based upon lack of personal jurisdiction and waive any defense to any action on this Agreement in Palm Beach County, Florida, or the Federal District Court for the Southern District of Florida, based upon improper venue or forum non conveniens.


C. All exhibits attached hereto are incorporated by reference and become part of the Agreement.

D. Written notice to any party, where notice is required, shall be sent to the parties at the following addresses:

DEFINITION, LTD., and DEFINITION TECHNOLOGIES, INC.:

Contact: Donna Anderson, CEO
797 N. High Road
Palm Springs, California 92262

TURNER PRODUCTIONS, INC., and WILLIAM B. TURNER:

Contact: William Turner, CEO
2425 Presidential Way #1805
West Palm Beach, Florida 33401

JAN ORAZIO, President
WINQ TV 19
1334 S. Killian Drive #3
Lake Park, Florida 33403

with a copy to:		                              and
ROBIN ROSHKIND, P.A.                           Charles Cleveland, Esquire
515 N. Flagler Dr. Suite 300P                  1212 N. Washington Suite 304
Northbridge Center                             Rock Point Center
West Palm Beach, Fl. 33401		          	        Spokane, Washington 99201

The parties must notify the others in writing of any change of address.

E. If any provision of this Agreement is held to be invalid, illegal or unenforceable, such defect shall not effect the other provisions which shall remain in full force and effect.

F. This Agreement, together with the Exhibits attached hereto, constitutes the entire agreement between the parties and supercedes all oral and written agreements among the parties. No party may waive any provision of this Agreement except in writing. This Agreement may only be amended or modified by written agreement signed by the parties hereto.

G. Any party's failure to insist upon strict performance of the provisions of this Agreement shall not constitute or be construed as a waiver of rights.

H. The parties hereto acknowledge and agree that William B.Turner and Turner Productions, Inc. have retained the Law Firm of Robin Roshkind, P.A. for
preparation of this final Agreement.   The parties hereto hereby acknowledge
and agree that each has had equal bargaining strength; each has actively participated in the drafting and preparation and negotiation of this Agreement; each party has had the opportunity to have the Agreement reviewed by independent legal counsel of their choice, and other professional advisors; that no tax advice has been given by the Law Firm of Robin Roshkind, P.A.; and the rule of construction in resolving ambiguities against the drafting party shall not apply to this Agreement.

I. This Agreement may be executed in two (2) or more counterparts, including facsimile counterparts, each of which shall constitute an original, all of which together shall constitute one and the same Agreement.

J.  Time is of the essence of this Agreement.


IN WITNESS WHEREOF, the undersigned have freely and voluntarily executed this Agreement on the date first written above.

Signed sealed and delivered in the presence of:

____________________________________    DEFINITION, LTD., INC.
Witness

____________________________________    _____________________________
Witness		                               BY: CHARLES KIEFNER


____________________________________
Witness				                    		       DEFINITION, LTD., INC.

                       			     				     ____________________________
                                        BY: DONNA ANDERSON, CEO
____________________________________
Witness



____________________________________
WITNESS                                 TURNER PRODUCTIONS, INC.

___________________________________
WITNESS
                                        _______________________________
                                        BY: WILLIAM B. TURNER, CEO

___________________________________
WITNESS
                                        DEFINITION TECHNOLOGIES, INC.
___________________________________
WITNESS
                                        ________________________________
                                        BY:  JAN ORAZIO

____________________________________
WITNESS                                 WILLIAM B. TURNER, personally
                                        ____________________________________

____________________________________
WITNESS


____________________________________
WITNESS
                                        JAN ORAZIO, personally
                                        _________________________________
____________________________________
WITNESS